EXHIBIT 99.1

The Chemours Company Agrees to Sell Mining Solutions Business to Draslovka for $520 Million

WILMINGTON, Del., July 26, 2021 /PRNewswire/ -- The Chemours Company (Chemours) (NYSE: CC), a global chemistry company with leading market positions in Titanium Technologies, Thermal & Specialized Solutions, Advanced Performance Materials, and Chemical Solutions has entered into a definitive agreement to sell its Mining Solutions business for $520 million in cash (representing 10 times 2020 Adjusted EBITDA)  to Draslovka Holding a.s. (“Draslovka”), a Czech-based private company specializing in cyanide production.  The transaction is expected to close in the fourth quarter of 2021 subject to regulatory approvals and other customary closing conditions.

“Today’s announcement of the Mining Solutions divestiture furthers our strategy of focusing on our three principal businesses in order to drive long-term shareholder value. Leveraging differentiated strategies, we feel confident that our businesses are well positioned to deliver growth and higher quality earnings through economic cycles,” said Mark Newman, Chemours President and CEO. “The entire Mining Solutions team has worked hard to create a leading business with an unmatched record of safety and supply chain stewardship.  Draslovka’s long-standing expertise in cyanide coupled with a strategy devoted to growing this business, makes them an ideal partner invested in the success of our Mining Solutions employees and customers.”

“The acquisition marks Draslovka’s first major investment in the US and advances Draslovka’s international expansion plans”, said Pavel Brůžek, CEO of Draslovka.  “Our ambition is to use Draslovka’s CN-based specialty chemicals expertise and technological capabilities to support our global growth plans, and drive improvements in safety, efficiency, and environmental considerations throughout the industry.”

Gordon Dyal & Co. Advisory Group LP is acting as Chemours’ financial advisor and Wachtell, Lipton, Rosen & Katz is acting as its legal advisor. J.P. Morgan is acting as Draslovka’s transactional advisor and financing arranger, Dentons is acting as its legal advisor and PwC is acting as financial and tax advisor.

About The Chemours Company
The Chemours Company (NYSE: CC) is a global leader in Titanium Technologies, Thermal & Specialized Solutions, Advanced Performance Materials, and Chemical Solutions providing its customers with solutions in a wide range of industries with market-defining products, application expertise and chemistry-based innovations. We deliver customized solutions with a wide range of industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration, and air conditioning, transportation, semiconductor and consumer electronics, general industrial, mining and oil and gas.  Our flagship products include prominent brands such as Ti-Pure™, Opteon™, Freon™, Teflon™, Viton™, Nafion™, and Krytox™. In 2019, Chemours was named to Newsweek’s list of America’s Most Responsible Companies. The company has approximately 6,500 employees and 30 manufacturing sites serving approximately 3,300 customers in approximately 120 countries. Chemours is headquartered in Wilmington, Delaware and is listed on the NYSE under the symbol CC.

For more information, we invite you to visit chemours.com or follow us on Twitter @Chemours or LinkedIn.

About Draslovka Holding a.s.

Draslovka Holding a.s. (Draslovka) is a global leader in cyanide-based chemical specialties and agricultural chemicals including next generation fumigants and biocides. A private holding company based in the Czech Republic, it is owned by four Czech families collaborating within a framework of bpd partners, a leading family office based in Prague. Draslovka has more than 100 years of experience in hydrogen cyanide (HCN) production and HCN chemistry and specializes in the production of fully synthetic and highly purified liquid HCN, which undergoes further processing for application in a variety of downstream products ranging from the mining through to agriculture sectors. Draslovka aims to be a leading global player in the production of cyanides for use in synthesis, mining, and industrial and agricultural applications.

EXHIBIT 99.1

Non-GAAP Financial Measures
We prepare our financial statements in accordance with Generally Accepted Accounting Principles (GAAP). Within this press release, we make reference to Adjusted EBITDA, which is a non-GAAP financial measure. The company includes this non-GAAP financial measure because management believes it is useful to investors in that it provides greater transparency with respect to supplemental information used by management in its financial and operational decision making. Accordingly, the company believes the presentation of this non-GAAP financial measure, when used in conjunction with GAAP financial measures, is a useful financial analysis tool that can assist investors in assessing the company's operating performance and underlying prospects. The non-GAAP financial measure used by the company in this press release has limits in usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. For more information on the non-GAAP financial measure, please refer to the attached schedule or the table, "Reconciliation of Non-GAAP Financial Measure to GAAP Financial Measure."

Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the consummation and timing of, and the benefits and costs of, the proposed sale of the mining solutions business to Draslovka, which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include, but are not limited to, the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 and in our Annual Report on Form 10-K for the year ended December 31, 2020. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

CONTACT:

INVESTORS
Jonathan Lock
VP, Corporate Development and Investor Relations
+1.302.773.2263
investor@chemours.com

NEWS MEDIA
Cassie Olszewski
Media Relations and Financial Communications Manager
+1.302.219.7140
media@chemours.com

EXHIBIT 99.1

The Chemours Company

Reconciliation of Non-GAAP Financial Measure to GAAP Financial Measure (Unaudited)

(Dollars in millions)

Mining Solutions Adjusted EBITDA to Income before Income Taxes Reconciliation

Adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") is defined as income (loss) before income taxes, excluding the following items: interest expense, depreciation, and amortization; non-operating pension and other post-retirement employee benefit costs, which represents the components of net periodic pension (income) costs excluding the service cost component; exchange (gains) losses included in other income (expense), net; restructuring, asset-related, and other charges; (gains) losses on sales of businesses or assets; and, other items not considered indicative of the Company's ongoing operational performance and expected to occur infrequently.

Year Ended December 31, 2020
Mining Solutions Adjusted EBITDA	$52
Restructuring, asset-related, and other charges (1)	(38)
Depreciation and Amortization	(11)
Income before Income Taxes	$3

(1)

Restructuring, asset-related, and other charges include a $26 charge for contract termination fees, as well as immediate recognition of $11 of other related prepaid costs, in connection with the construction of a new Mining Solutions facility in Gomez Palacio, Durango.